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                                                                    Exhibit 23.3

         CONSENT OF INDEPENDENT AUDITORS CERTIFIED PUBLIC ACCOUNTANTS

     We have issued our report dated April 15, 2000, accompanying the financial statements of LTI Holdings, Inc. contained in its Registration Statement on Form S-4. We hereby consent to the use of the aforementioned report in the Registration Statement and to the use of our name as it appears under the caption "Experts."

                                               /s/ GRANT THORNTION LLP

Atlanta, Georgia
August 25, 2000